Abstract
Katherine S Tweden, PhD a , Mark B Knudson, PhD a ,
Scott A Shikora, MD b , Robert M Carey, MD
a
EnteroMedics, Inc, St. Paul, MN;
b
Brigham and Women’s Hospital, Boston, MA;
c
University of Virginia Health System, Charlottesville, VA
13195
Intermittent Neural
Transmission Block Of The
Intra-abdominal Vagus Induces
Sustained Blood Pressure
Reduction In Obese Subjects
Exhibit 99.2
c

Financial Disclosures This clinical trial was completely funded by EnteroMedics Inc., St. Paul, MN, USA

Background
•
Intermittent block of the intra-abdominal
vagus (VBLOC) using an implantable
device has been shown to cause
significant EWL in obese subjects.
•
We tested the hypothesis that VBLOC
would improve blood pressure (BP) prior
to significant WL in obese subjects with a
diagnosis of hypertension (HT) or elevated
BP at baseline.

Methods
BP was measured at baseline, weekly to 4
wk and monthly to 12 mo during a
randomized, controlled trial to evaluate
weight loss in 294 obese subjects.
HT was defined by JNC-7 guidelines
(group A) or if subjects had HT history
(group B); the analysis was performed in a
subset of subjects who had 9 hrs
therapy delivered per day to 12 mo.

Demographics Group A Subjects with elevated BP Group B Subjects with history of HT n 37 58 BMI (kg/m ) 41±1 41±1 Age (years) 50±1 51±1 Female/Male Ratio 31/6 47/11 2

%EWL and Change in SBP among Empower Subjects with >= 9 Hours Average Use through 12 Months and History of Hypertension at Baseline
(Note: Baseline is Screening for BP and Implant for EWL - BP measured in triplicate at BL, 6 and 12 months only)
%EWL
Change in SBP
%EWL
Change in SBP (mmHg)
Months from Implant

%EWL and Change in DBP among Empower Subjects with >= 9 Hours Average Use through 12 Months and History of Hypertension at Baseline
(Note: Baseline is Screening for BP and Implant for EWL - BP measured in triplicate at BL, 6 and 12 months only)
%EWL
Change in DBP
%EWL
Change in DBP (mmHg)
Months from Implant

Change in SBP and DBP and %EWL
Over 12 months
Figure 2:  Relationship of Change in SBP
(mmHg) to 12 Months Compared to %EWL
(Group B)
Figure 3:  Relationship of Change in DBP
(mmHg) to 12 Months Compared to %EWL
(Group B)

Scatterplot of Change in SBP vs EWL at Month 6 - Subjects with MedHx Hypertension and >= 9 Hours
Change in SBP
20
0
-20
-40
-60
-40
-20
0
EWL (%) from Implant - BMI Method
Regression

Scatterplot of Change in DBP vs EWL at Month 6 - Subjects with MedHx Hypertension and >= 9 Hours
Change in DBP
0
-20
-40
-60
-40
-20
0
EWL (%) from Implant - BMI Method
Regression

SBP and DBP Reduction Compared
to %EWL at 6 months
Fig 4:  Relationship of Change in SBP
(mmHg) at 6 Months Compared to %EWL
(Group B), p=0.52, r=0.09
Fig 5:  Relationship of Change in DBP
(mmHg) at 6 Months Compared to %EWL
(Group B), p=0.82, r=0.03

Scatterplot of Change in SBP at Month 12 vs Baseline SBP - Subjects with MedHx Hypertension and >= 9 Hours
Change in SBP
20
0
-20
-40
-60
100
120
140
160
sbp_bl
Regression

Scatterplot of Change in DBP at Month 12 vs Baseline DBP - Subjects with MedHx Hypertension and >= 9 Hours
Change in DBP
20
10
0
-10
-20
-30
70
80
90
100
dbp_bl
Regression

SBP and DBP Reduction
Compared to Baseline BP at 12 mo
Figure 6:  Relationship of Change in SBP
(mmHg) at 12 Months Compared to Baseline
(Group B), p<0.0001, r= -0.6
Figure 7:  Relationship of Change in DBP
(mmHg) at 12 Months Compared to Baseline
(Group B), p<0.0001, r= -0.61

Discussion
•
Change in BP in hypertensive subjects and
subjects with elevated BP occurred prior to
weight loss and was sustained to 12 months
•
BP reduction was independent of weight loss
magnitude
•
Higher baseline values of BP were associated
with larger reductions in BP levels

Conclusions
•
VBLOC induced clinically significant, sustained
BP reduction at 1 year in obese subjects with a
history of HT or elevated BP prior to therapy.
•
These data suggest that VBLOC therapy may
offer major non-pharmacologic BP reduction for
obese subjects with HT.
•
These findings will need to be confirmed in a
prospective, randomized, controlled trial to
clarify the role of this therapy in hypertension
treatment.